UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 23, 2012, P&F Industries, Inc. (the “Registrant”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders (i) elected three (3) directors to terms that expire at the 2015 annual meeting of stockholders, (ii) ratified the appointment of J.H. Cohn LLP as the Registrant’s independent registered public accounting firm for the year 2012 and (iii) approved the Registrant’s 2012 Stock Incentive Plan. Set forth below are the final voting results for each of the proposals:

1.	Election of directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Howard Brod Brownstein	2,742,849	48,038	626,093
Jeffrey D. Franklin	2,045,262	745,625	626,093
Richard P. Randall	2,747,522	43,365	626,093

2.	Proposal to ratify the appointment of J.H. Cohn LLP as the Registrant’s independent registered public accounting firm for the year 2012:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

3,360,495	52,786	3,699	Not applicable

3.	Proposal to approve the Registrant’s 2012 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

2,212,907	565,110	12,870	626,093

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: May 29, 2012
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer